SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                             1934 (Amendment No.)

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

   [     ]    Preliminary Proxy Statement

   [     ]    Confidential, for Use of the Commission Only (as permitted by Rule
              14a-6(e)(2))
   [  X  ]    Definitive Proxy Statement
   [     ]    Definitive Additional Materials

   [     ]    Soliciting Material Pursuant to Sec. 240.14a-12

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)       Title of each class of securities to which transactions applies:

      2)       Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)       Proposed maximum aggregate value of transaction:

      5)       Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as  provided  by  Exchange
      Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)       Amount Previously Paid:
      2)       Form, Schedule or Registration Statement No.:
      3)       Filing Party:
      4)       Date Filed:

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 27, 2001

To the Shareholders:

     Notice is hereby given that the Annual Meetings of Shareholders of Preferred Income Fund Incorporated and Preferred Income Opportunity Fund Incorporated (each a "Fund" and collectively, the "Funds"), each a Maryland corporation, will be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 27, 2001, for the following purposes:

     1.   To elect Directors of each Fund (PROPOSAL 1).

     2. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for each Fund for the fiscal year ending November 30, 2001 (PROPOSAL 2).

     3. To transact such other business as may properly come before the Meetings or any adjournments thereof.

     The Board of Directors of each Fund has fixed the close of business on January 29, 2001 as the record date for the determination of shareholders of the Funds entitled to notice of and to vote at the Annual Meetings.

                                             By Order of the Board of Directors,



                                             Donald F. Crumrine
                                             SECRETARY

February 16, 2001


--------------------------------------------------------------------------------
         SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S.) THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

         The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

  REGISTRATION                                      VALID SIGNATURE
  ------------                                      ---------------
  CORPORATE ACCOUNTS

  (1)      ABC Corp.                                ABC Corp.
  (2)      ABC Corp.                                John Doe, Treasurer
  (3)      ABC Corp. c/o John Doe, Treasurer        John Doe
  (4)      ABC Corp. Profit Sharing Plan            John Doe, Trustee

  TRUST ACCOUNTS

  (1)      ABC Trust                                Jane B. Doe, Trustee
  (2)      Jane B. Doe, Trustee                     Jane B. Doe
           u/t/d 12/28/78

  CUSTODIAN OR ESTATE ACCOUNTS

  (1)      John B. Smith, Cust.,                    John B. Smith
           f/b/o John B. Smith, Jr. UGMA
  (2)      John B. Smith, Executor,                 John B. Smith, Jr., Executor
           estate of Jane Smith

                       PREFERRED INCOME FUND INCORPORATED
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                         ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 27, 2001

                              JOINT PROXY STATEMENT

     This document is a joint proxy statement ("Joint Proxy Statement") for Preferred Income Fund Incorporated ("Preferred Income Fund" or "PFD") and Preferred Income Opportunity Fund Incorporated ("Preferred Income Opportunity Fund" or "PFO") (each a "Fund" and collectively, the "Funds"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on April 27, 2001, at 8:30 a.m., at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 and at any adjournments thereof (each a "Meeting" and collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about February 16, 2001, primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of the Funds, Flaherty & Crumrine Incorporated ("Flaherty & Crumrine"), the investment adviser of each Fund, and PFPC Inc., the transfer agent and administrator of each Fund and a majority-owned subsidiary of PNC Bank Corp. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be paid by the Funds in proportion to each Fund's net assets. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

     THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2000, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING PFPC INC., P.O. BOX 1376, BOSTON, MASSACHUSETTS 02104, OR CALLING 1-800-331-1710.

     If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" the election of the nominees for Director and "FOR" the other matters listed in the accompanying Notice of Annual Meetings of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund at the above address prior to the date of the Meeting.

     In the event that a quorum is not present at a Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" any proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

     Each Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"); and Money Market Cumulative Preferred(TM) Stock, par value $0.01 per share ("MMP(R)"; together with the Common Stock, the "Shares"). On the record date, January 29, 2001, the following number of Shares of each Fund were issued and outstanding:

                                               COMMON STOCK            MMP(R)
     NAME OF FUND                              OUTSTANDING          OUTSTANDING
     ------------                              ------------         -----------
     Preferred Income Fund                      9,838,571               575
     Preferred Income Opportunity Fund         11,151,288               700

     To the knowledge of each Fund and its Board, the following shareholder(s) or "group", as that term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), beneficially owned more than 5% of the relevant Fund's outstanding shares as of January 29, 2001:


NAME AND ADDRESS OF BENEFICIAL/                                AMOUNT AND NATURE
RECORD OWNER                          TITLE OF CLASS              OF OWNERSHIP             PERCENT OF CLASS
------------                          --------------              ------------             ----------------
The Commerce Group, Inc.                  Common         PFD - 2,961,700 (beneficial)           30.1%*
211 Main Street                           Shares         PFO - 3,995,143 (beneficial)           35.8%*
Webster, MA

01570

Cede & Co.**                              Common         PFD -   9,271,541 (record)              94.2%
55 Water Street, 25th Floor               Shares         PFO - 10,459,851 (record)               93.8%
New York, NY

10041                                      MMP(R)        PFD - 575 (record)                      100 %
                                          Shares         PFO - 700 (record)                      100 %


------------------

*    Considered  to be a control  person of the Fund, as such term is defined in
     Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act"). Information as to beneficial ownership of The Commerce Group, Inc. is based on reports filed with the Securities and Exchange Commission (the "SEC") by such holder of PFD and PFO on December 1, 2000 and January 16, 2001, respectively.

**   A nominee partnership of The Depository Trust Company.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class except as described below under Proposal 1 and will vote separately on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign EACH enclosed proxy card. SHAREHOLDERS OF EACH FUND ARE ENTITLED TO VOTE ON ALL PROPOSALS PERTAINING TO THAT FUND.

     In order that your Shares may be represented at the Meetings, you are requested to vote on the following matters:

                        PROPOSAL 1: ELECTION OF DIRECTORS

     The first proposal to be considered at the Meetings is the election of Directors of the Funds.

     Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

NOMINEES FOR THE BOARD OF DIRECTORS

     The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term. The classes of Directors are the same for each Fund and are indicated below:

     CLASS I DIRECTORS                                   CLASS II DIRECTORS
     -----------------                                   ------------------
     Martin Brody                                        Donald F. Crumrine
     David Gale                                          Robert F. Wulf
                               CLASS III DIRECTORS
                               -------------------
                               Robert T. Flaherty
                               Morgan Gust

     The Class III Directors of Preferred Income Fund and Class II Directors of Preferred Income Opportunity Fund all have been nominated for a three-year term to expire at each Fund's 2004 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Class I Directors of Preferred Income Fund and Class III Directors of Preferred Income Opportunity Fund serve until each Fund's Annual Meeting of Shareholders in 2002, and Class II Directors of Preferred Income Fund and Class I Directors of Preferred Income Opportunity Fund serve until each Fund's Annual Meeting of Shareholders in 2003. Except for Mr. Gale (who has served as a Director of each Fund since January 24, 1997), each Director has served in such capacity since each Fund's commencement of operations.

     Under each Fund's Articles of Incorporation, Articles Supplementary and the 1940 Act, holders of Shares of MMP(R), voting as a single class, will be entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, which permit the holders of Shares of MMP(R), when dividends are in arrears for two full years, to elect the minimum number of additional Directors that when combined with the two Directors elected by the holders of Shares of MMP(R) would give the holders of Shares of MMP(R) a majority of the Directors. Donald F. Crumrine and Morgan Gust currently represent holders of Shares of MMP(R) of each Fund. A quorum of the MMP(R) shareholders must be present at the Meeting of Preferred Income Fund in order for the proposal to elect Mr. Gust to be considered and at the Meeting of Preferred Income Opportunity Fund in order for the proposal to elect Mr. Crumrine to be considered.

INFORMATION ABOUT DIRECTORS AND OFFICERS

     Set forth in the following table are the existing Directors and nominees for election to the Board of Directors of the Funds, together with certain other information. Each Director serves in the same capacity for each Fund. No Director or officer owned any shares of MMP(R) on January 29, 2001.


                                             BUSINESS EXPERIENCE               COMMON STOCK
                                                 DURING THE                BENEFICIALLY OWNED ON
NAME, ADDRESS AND AGE                          PAST FIVE YEARS               JANUARY 29, 2001**          PERCENT
---------------------                          ---------------               ----------------            -------

CLASS I DIRECTORS
-----------------
MARTIN BRODY                          Director of the Funds; Director         1,613 Shares of PFD          ***
c/o HMK Associates                    of Jaclyn, Inc., Director of            1,258 Shares of PFO          ***
30 Columbia Turnpike                  several other investment
Florham Park, NJ 07932                companies.
Age:  79

DAVID GALE                            Director of the Funds; President        1,500 Shares of PFD          ***
Delta Dividend Group, Inc.            & CEO of Delta Dividend Group,          2,000 Shares of PFO          ***
301 Pine Street                       Inc. (Investments); Director of
San Francisco, CA 94104               Stone Container Corporation,
Age:  51                              Director of Free Real Time.com.

CLASS II DIRECTORS
------------------
DONALD F. CRUMRINE*                   Director, Chief Financial             11,617 Shares of PFD+          ***
301 E. Colorado Boulevard             Officer, Chief Accounting             14,121 Shares of PFO+          ***
Suite 720                             Officer, Vice President and
Pasadena, CA 91101                    Secretary of the Funds; Chairman
Age:  53                              of the Board, since December
                                      1996,    and    previously    held   other
                                      officerships   of   Flaherty  &  Crumrine;
                                      Director of Flaherty & Crumrine.

ROBERT F. WULF                        Director of the Funds;                 1,224 Shares of PFD           ***
3560 Deerfield Drive South            since March 1984,                      1,000 Shares of PFO           ***
Salem, OR 97302                       Financial Consultant.
Age:  63



------------------

* "Interested person" of the Fund as defined in the 1940 Act. Messrs. Crumrine and Flaherty are each considered an "interested person" because of their affiliation with Flaherty & Crumrine which acts as the Fund's investment adviser.

**   This   information  has  been  furnished  by  each  Director.   "Beneficial
     Ownership" is defined under Section 13(d) of the 1934 Act.

***  Less than 1%.

+ 7,169 Shares of PFD and 8,603 Shares of PFO are held by Flaherty & Crumrine of which the reporting person is a shareholder and director.



                                             BUSINESS EXPERIENCE               COMMON STOCK
                                                 DURING THE                BENEFICIALLY OWNED ON
NAME, ADDRESS AND AGE                          PAST FIVE YEARS               JANUARY 29, 2001**          PERCENT
---------------------                          ---------------               ----------------            -------

CLASS III DIRECTORS
-------------------
ROBERT T. FLAHERTY*                   Director, Chairman of the Board,      35,597 Shares of PFD+          ***
301 E. Colorado Boulevard             President and Chief Executive         31,264 Shares of PFO+          ***
Suite 720                             Officer of the Funds; prior to
Pasadena, CA 91101                    December 1996, President of
Age:  63                              Flaherty & Crumrine; Director of
                                      Flaherty & Crumrine.

MORGAN GUST                           Director of the Funds; from            2,031 Shares of PFD           ***
Giant Industries, Inc.                January 1, 1999, Executive Vice        2,219 Shares of PFO           ***
23733 N. Scottsdale Road              President, Giant Industries,
Scottsdale, AZ 85255                  Inc.; and, for more than five
Age:  53                              years prior thereto, Vice
                                      President, General Counsel and
                                      Vice President-Administration,
                                      Giant Industries, Inc.

DIRECTORS AND OFFICERS                                                      58,082 Shares of PFD           ***
AS A GROUP                                                                  61,140 Shares of PFO           ***


-------------------

* "Interested person" of the Fund as defined in the 1940 Act. Messrs. Crumrine and Flaherty are each considered an "interested person" because of their affiliation with Flaherty & Crumrine which acts as the Fund's investment adviser.

**   This   information  has  been  furnished  by  each  Director.   "Beneficial
     Ownership" is defined under Section 13(d) of the 1934 Act.

***  Less than 1%.

+ 7,169 Shares of PFD and 8,603 Shares of PFO are held by Flaherty & Crumrine of which the reporting person is a shareholder and director.

     Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting, and $100 for each telephone meeting. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of each Fund held seven meetings (three of which were held by telephone conference call) during the fiscal year ended November 30, 2000, and all of the Directors of each Fund then serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 2000 amounted to $48,900 and $48,900 for PFD and PFO, respectively (including reimbursement for travel and out-of-pocket expenses for both "interested" and independent Directors).

AUDIT COMMITTEE REPORT

     The role of each Fund's Audit Committee is to assist the Board of Directors in its oversight of each Fund's financial reporting process. The Board of Directors of each Fund has adopted a Charter for the Audit Committee, a form of which is attached as Annex A to this Joint Proxy Statement. Management, however, is responsible for the preparation, presentation and integrity of each Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews.

     In connection with the audited financial statements as of and for the year ended November 30, 2000 included in each Fund's Annual Report for the year ended November 30, 2000 (the "Annual Report"), at a meeting held on January 19, 2001, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

     In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statement required by Independence Standards Board Standard No. 1 delineating relationships between the independent accountants and each Fund and discussed the impact that any such relationships may have on the objectivity and independence of the independent accountants.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by each Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Committee of each Fund recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund's Annual Report.

     Set forth below are audit fees and non-audit related fees billed to each Fund for professional services received from PricewaterhouseCoopers LLP ("PWC") for each Fund's fiscal year ended November 30, 2000. No fees were billed by PWC to the Fund's adviser or its affiliates.

                           FINANCIAL INFORMATION SYSTEMS
FUND      AUDIT FEES       DESIGN AND IMPLEMENTATION FEES        ALL OTHER FEES
----      ----------       ------------------------------        --------------
PFD         $34,300                      $0                         $13,600

PFO         $34,300                      $0                         $13,600

     The Audit Committee has considered and concluded that the provision of non-audit services is compatible with maintaining the auditors independence.

     Each Audit Committee met twice during the fiscal year ended November 30, 2000. Each Board of Directors has an Audit Committee composed entirely of each Fund's independent Directors, including Messrs. Brody, Gale, Gust and Wulf.

     Each Board of Directors has a Nominating Committee composed entirely of each Fund's independent Directors, including Messrs. Brody, Gale, Gust and Wulf. The Nominating Committee is responsible for considering candidates for election to the Board of Directors of each Fund in the event a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. There were no meetings of each Fund's Nominating Committee during the fiscal year ended November 30, 2000.

     The names of the officers of each Fund (other than Messrs. Flaherty and Crumrine who are described above) are listed in the table below. Each officer was first elected to office at the organization of each Fund. This table also shows certain additional information. Each officer will hold such office until a successor has been elected by the Board of Directors of each Fund.


                                    POSITIONS HELD WITH            PRINCIPAL OCCUPATIONS AND OTHER AFFILIATIONS
NAME AND AGE                             EACH FUND                          DURING THE PAST FIVE YEARS
------------                             ---------                          --------------------------
Robert M. Ettinger           Vice President and Assistant       President, since December 1996, and previously
Age: 42                      Treasurer of the Funds.            held other officerships with Flaherty & Crumrine.

Peter C. Stimes              Vice President, Treasurer and      Vice President, Flaherty & Crumrine.
Age: 45                      Assistant Secretary of the
                             Funds.

     The following table sets forth certain information regarding the compensation of each Fund's Directors for the fiscal year ended November 30, 2000. No executive officer or person affiliated with the Fund received compensation from the Fund during the fiscal year ended November 30, 2000 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

                               COMPENSATION TABLE
                               ------------------
              NAME OF                      AGGREGATE      TOTAL COMPENSATION FROM THE FUNDS
             PERSON AND                  COMPENSATION              AND FUND COMPLEX
              POSITION                  FROM EACH FUND            PAID TO DIRECTORS*
              --------                  --------------            -----------------

ROBERT T. FLAHERTY                             $0                       $0 (2)
Director, Chairman of the Board,
President and Chief Executive
Officer

DONALD F. CRUMRINE                             $0                       $0 (2)
Director, Chief Financial Officer,
Chief Accounting Officer, Vice
President and Secretary

MARTIN BRODY                             $12,200 - PFD               $24,400 (2)
Director                                 $12,200 - PFO

DAVID GALE                               $12,200 - PFD               $24,400 (2)
Director                                 $12,200 - PFO

MORGAN GUST                              $12,200 - PFD               $24,400 (2)
Director                                 $12,200 - PFO

ROBERT F. WULF                           $12,300 - PFD               $24,600 (2)
Director                                 $12,300 - PFO


-----------------

* Represents the total compensation paid to such persons by the Funds for the fiscal year ended November 30, 2000, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the director or nominee in such fund complex.

REQUIRED VOTE

     The election of Mr. Gust as a Director of Preferred Income Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of MMP(R) of such Fund at the Meeting in person or by proxy. The election of Mr. Flaherty as a Director of Preferred Income Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of such Fund at the Meeting in person or by proxy. The election of Mr. Crumrine as a Director of Preferred Income Opportunity Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of MMP(R) of such Fund at the Meeting in person or by proxy. The election of Mr. Wulf as a Director of Preferred Income Opportunity Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of such Fund at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

                    PROPOSAL 2: RATIFICATION OF THE SELECTION
                           OF INDEPENDENT ACCOUNTANTS

     The firm of PWC, 160 Federal Street, Boston, Massachusetts 02110, has served as independent accountants for each Fund since the Fund's commencement of operations, and has been selected to serve in such capacity for the Fund's fiscal year ending November 30, 2001 by the Directors of the Fund, including those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or Flaherty & Crumrine. PWC has informed the Funds that it has no direct or indirect financial interest in the Funds. A representative of PWC will not be present at the Meetings, but will be available by telephone and will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

REQUIRED VOTE

     Ratification of the selection of PWC as independent accountants for a Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock and MMP(R), voting as a single class, cast at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

     All proposals by shareholders of each Fund that are intended to be presented at each Fund's next Annual Meeting of Shareholders to be held in 2002 must be received by the Fund for consideration for inclusion in the Fund's proxy statement relating to the meeting no later than October 19, 2001.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISER AND ADMINISTRATOR

     Flaherty & Crumrine serves as the Investment Adviser to the Funds and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. PFPC Inc. acts as the administrator to the Funds and is located at 101 Federal Street, 6th Floor, Boston, Massachusetts 02110.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the 1934 Act requires the Funds' directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC, the New York Stock Exchange, Inc. and the Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file.

     Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2000, all such filing requirements applicable to such persons were met.

BROKER NON-VOTES AND ABSTENTIONS

     A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue.

                    OTHER MATTERS TO COME BEFORE THE MEETING

     The Funds do not intend to present any other business at the Meetings, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meetings, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

--------------------------------------------------------------------------------
         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
--------------------------------------------------------------------------------

                                     ANNEX A

                             AUDIT COMMITTEE CHARTER

1. The Audit Committee shall consist of at least three members and shall be composed entirely of independent directors, all of whom shall be financially literate as determined by the Fund's Board in its business judgment, with at least one member having accounting or related financial management expertise as determined by the Fund's Board in its business judgment.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The function of the Audit Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out a proper audit and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on
     (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board). In addition, the evaluation of the Fund's financial statements by the Audit Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent accountants, nor does the Audit Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent accountants for auditing, the financial statements.

3. To carry out its purposes, the Audit Committee shall have the following duties and powers:

     (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund's investment adviser (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund's Board and that the Audit Committee and the Fund's Board shall have the ultimate authority and responsibility to select, evaluate, retain and terminate auditors, subject to any required stockholder vote);

     (b) to ensure receipt of a formal written statement from the auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relationships or services that may impact the auditors' objectivity and independence; and to recommend that the Fund's Board take appropriate action in response to the auditors' report to satisfy itself of the auditors' independence;

     (c) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); and (iii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto;

     (d) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

     (e) to review the fees charged by the auditors for audit and non-audit services;

     (f) to investigate improprieties or suspected improprieties in Fund operations; and

     (g) to report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis (typically, twice annually) and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet (typically, concurrently with the regular Committee meetings) with the Fund's management and with the financial personnel of the Fund's administrator.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

7. The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board shall also review and approve this Charter at least annually.

8. With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Fund shall provide the New York Stock Exchange written confirmation regarding:

     (a) any determination that the Fund's Board has made regarding the independence of directors pursuant to the New York Stock Exchange's governance standards or applicable law;

     (b)  the financial literacy of the Committee members;

     (c) the determination that at least one of the Committee members has accounting or related financial management expertise; and

     (d) the annual review and reassessment of the adequacy of the Committee charter.


Adopted:  Effective April 21, 2000

                       PREFERRED INCOME FUND INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of shares of Money Market Cumulative Preferred(TM) Stock ("MMP(R)") of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christopher Howe, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP(R), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 27, 2001, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.   ELECTION OF DIRECTOR

FOR
                 -----
AGAINST
                 -----
ABSTAIN
                 -----

       NOMINEE:  Morgan Gust

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTS FOR THE FUND

FOR
                 -----
AGAINST
                 -----
ABSTAIN
                 -----

The Board of Directors  recommends that the shareholders vote "FOR" the election
of   the   nominee   and   "FOR"   the   ratification   of  the   selection   of
PricewaterhouseCoopers LLP as independent accountants for the Fund.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                 -----

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                 ----------------------
Date:
                 ----------------------
Signature:
                 ----------------------
Date:
                 ----------------------

                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of shares of Money Market Cumulative Preferred(TM) Stock ("MMP(R)") of Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christopher Howe, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of MMP(R), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 27, 2001, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.   ELECTION OF DIRECTOR

FOR
                 -----
AGAINST
                 -----
ABSTAIN
                 -----

       NOMINEE:  Donald F. Crumrine

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTS FOR THE FUND

FOR
                 -----
AGAINST
                 -----
ABSTAIN
                 -----

The Board of Directors  recommends that the shareholders vote "FOR" the election
of   the   nominee   and   "FOR"   the   ratification   of  the   selection   of
PricewaterhouseCoopers LLP as independent accountants for the Fund.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                 -----

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                 ----------------------
Date:
                 ----------------------
Signature:
                 ----------------------
Date:
                 ----------------------

                       PREFERRED INCOME FUND INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of shares of Common Stock of Preferred Income Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christopher Howe, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 27, 2001, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.   ELECTION OF DIRECTOR

FOR
                 -----
AGAINST
                 -----
ABSTAIN
                 -----

       NOMINEE:  Robert T. Flaherty

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTS FOR THE FUND

FOR
                 -----
AGAINST
                 -----
ABSTAIN
                 -----

THE BOARD OF DIRECTORS  RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION
OF   THE   NOMINEE   AND   "FOR"   THE   RATIFICATION   OF  THE   SELECTION   OF
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                 -----

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                 ----------------------
Date:
                 ----------------------
Signature:
                 ----------------------
Date:
                 ----------------------

                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned holder of shares of Common Stock of Preferred Income Opportunity Fund Incorporated, a Maryland corporation (the "Fund"), hereby appoints Robert T. Flaherty, Donald F. Crumrine, Teresa M.R. Hamlin and Christopher Howe, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock, which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, 42nd Floor, New York, New York 10019 at 8:30 a.m., on April 27, 2001, and any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR AND FOR PROPOSAL 2.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

1.   ELECTION OF DIRECTOR

FOR
                 -----
AGAINST
                 -----
ABSTAIN
                 -----
       NOMINEE:  Robert F. Wulf

2. TO RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTS FOR THE FUND

FOR
                 -----
AGAINST
                 -----
ABSTAIN
                 -----

THE BOARD OF DIRECTORS  RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION
OF   THE   NOMINEE   AND   "FOR"   THE   RATIFICATION   OF  THE   SELECTION   OF
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FUND.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                 -----

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                 ----------------------
Date:
                 ----------------------
Signature:
                 ----------------------
Date:
                 ----------------------